UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 19, 2009

                        CHINA WI-MAX COMMUNICATIONS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                   ----------
                 (State or other jurisdiction of incorporation)


        000-53268                                            61-1504884
---------------------------                                 -------------
(Commission File Number)                                     (I.R.S. Employer
                                                             Identification No.)

             1905 Sherman Street, Suite 335, Denver, Colorado 80203
             ------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code: 303-993-8028

                                  ____n/a_____
     (Former name, former address and former fiscal year, if changed since last report)


Total number of pages in this document:   3
                                        ------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.


On November 30, 2009, the Company issued a press release regarding the Company's fiber ring. The text of the press release is attached as Exhibit 99.1.


                          SECTION 8 - OTHER INFORMATION

ITEM 8.01 OTHER INFORMATION

Effective November 19, 2009, the Company retained Corporate Stock Transfer to act as the Company's transfer agent.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         a)  Financial Statements - None

         b)  Exhibits - 99.1    Press Release dated November 30, 2009

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        CHINA WI-MAX COMMUNICATIONS, INC.
                        ---------------------------------
                                  (Registrant)

                             Dated: December 9, 2009



                         /s/ Steven Berman
                         ----------------------------------------
                            Steven Berman, President